Exhibit 10.2

SECURED PROMISSORY NOTE (REVOLVING LOANS)

Up to $4,000,000.00	July 6, 2022

FOR VALUE RECEIVED, the undersigned CLR ROASTERS LLC, a Florida limited liability company with a principal place of business located at 2141 NW 72nd St., Miami, FL 33122, (the “Borrower”), hereby unconditionally promises to pay to the order of GEMCAP SOLUTIONS, LLC, a Delaware limited liability company with offices at 9901 I.H. 10 West, Suite 800, San Antonio, TX 78230 (together with its successors, transferees and assigns, “Lender”), on or before the Maturity Date, the principal sum of up to FOUR MILLION DOLLARS ($4,000,000.00) in accordance with the terms of this Secured Promissory Note (Revolving Loans) (this “Note”) and the Loan and Security Agreement, of even date herewith, entered into by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement. This Note is a Revolving Loan Note referred to in the Loan Agreement and is entitled to the benefits thereof.

INTEREST; DUE DATE; PREPAYMENT: Interest on the unpaid principal balance hereof shall accrue on the unpaid principal balance of Advances at the Revolving Loan Interest Rate as set forth in and computed pursuant to the Loan Agreement. Following and during the continuation of an Event of Default, interest on the unpaid principal balance shall accrue at an annual rate equal to the Default Interest Rate as set forth in the Loan Agreement.

All accrued interest on the unpaid principal balance of Revolving Loans hereunder, including interest charges for Collection Days, shall be payable by Borrower in arrears (x) prior to the Maturity Date, on the seventh (7th) day of each calendar month (if such date is not a Business Day, then on the first Business Day thereafter), commencing on August 7, 2022, (y) in full on the Maturity Date, and (z) on demand after the Maturity Date.

Subject to the prepayment provisions as set forth herein and in the Loan Agreement, Borrower may borrow, repay and reborrow Revolving Loans, as set forth in the Loan Agreement.

The entire principal balance of this Note then outstanding, plus any accrued and unpaid interest thereon, plus unpaid fees, together with all penalties and late payment fees, if any, shall be due and payable on the Maturity Date pursuant to the terms of the Loan Agreement and the other Loan Documents.

Prior to the Maturity Date, Borrower may voluntarily prepay the entire unpaid principal amount of the Revolving Loans without premium or penalty, provided, however, that, (i) such prepayment is no less than the amount of the then-outstanding aggregate principal sum of all Revolving Loans hereunder and all accrued and unpaid interest thereon, (ii) as part of such prepayment, Borrower shall pay Lender all other amounts due to Lender pursuant to this Note, the Term Loan Note, the Loan Agreement and the other Loan Documents, and (iii) in the event Borrower makes such prepayment on or before July 6, 2024, then Borrower shall pay to Lender an amount equal to the Revolving Loan Prepayment Fee. The Revolving Loan Prepayment Fee is intended to compensate Lender for committing and deploying funds for Borrower’s Revolving Loans pursuant to the Loan Agreement and for Lender’s loss of investment of such funds in connection with such early termination, and is not intended as a penalty. The Revolving Loan Prepayment Fee also shall be due and payable by Borrower to Lender if Lender accelerates the payment of the Obligations on or before July 6, 2024, due to the occurrence of an Event of Default.

PAYMENT AND COLLECTION: In order to satisfy Borrower’s payment of amounts due under the Loans and all fees, expenses and charges with respect thereto that are due and payable under this Note, the Loan Agreement and the other Loan Documents, Borrower hereby irrevocably authorizes Lender to initiate manual and automatic electronic (debit and credit) entries through the Automated Clearing House or other appropriate electronic payment system (“ACH”) to all deposit accounts maintained by Borrower, wherever located. At the request of Lender, Borrower shall complete, execute and deliver to the institution set forth below (with a copy to the Lender) an ACH agreement, voided check, information and/or direction letter reasonably necessary to so instruct Borrower’s depository institutions. Borrower (i) shall maintain in all respects this ACH arrangement; (ii) shall not change depository institutions without Lender’s prior written consent, and if consent is received, shall immediately execute similar ACH instruction(s), and (iii) waives any and all claims for loss or damage arising out of debits or credits to/from the depository institution, whether made properly or in error. Borrower has communicated with and instructed the institution(s) set forth below:

Bank Name:	Bank of America
Address:	701 Brickell Avenue
Miami, Florida 33131
ABA#:	063100277
Account #:	8980 9011 8826
Phone:	305-347-2911
Reference:	CLR Roasters – Operating Account
Contact Person:	Antoinette Infante

MAXIMUM RATE OF INTEREST. It is the intention of Borrower and Lender to conform strictly to the usury laws applicable to Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law then, in that event, notwithstanding anything to the contrary in this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law and is contracted for, taken, reserved, charged or received under this Note or otherwise in connection with the Loan evidenced hereby shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by Lender on the principal amount of the Loan evidenced hereby (or, if the principal amount of the Loan evidenced hereby shall have been paid in full, refunded to Borrower); and (ii) in the event that the maturity of the Loan evidenced hereby is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Lender may never include more than the maximum amount allowed by such applicable law, and interest in excess of such maximum allowed amount, if any, provided for in this Note shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by Lender on the principal amount of the Loan evidenced hereby (or, if the principal amount of the Loan evidenced hereby shall have been paid in full, refunded by Lender to Borrower). All calculations made to compute the rate of interest that is contracted for, taken, reserved, charged or received under this Note or otherwise in connection with the Loan evidenced hereby shall, for the purpose of determining whether such rate exceeds the maximum amount allowed by law applicable to Lender, be made, to the extent permitted by such applicable law, by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loan evidenced by this Note all interest at any time contracted for, taken, reserved, charged or received by Lender in connection therewith. To the extent that the maximum nonusurious rate is determined by the laws of the State of Texas, the maximum nonusurious rate shall be determined by reference to the indicated rate ceiling (as defined and described in Chapter 303.001, et seq., of the Texas Finance Code, as amended) at the applicable time in effect. Lender hereby advises Borrower to seek the advice of an attorney and an accountant in connection with the execution of this Note and the incurrence of the Loan evidenced hereby, and Borrower represents and warrants to Lender that it has had the opportunity to seek, and has in fact sought, the advice of an attorney and an accountant of Borrower’s choice in connection therewith.

FEES AND COSTS: All fees, costs and expenses set forth in this Note, the Loan Agreement and other Loan Documents shall be paid by Borrower in accordance with the terms hereof and thereof. All fees, costs and expenses as provided in this Note, the Loan Agreement and other Loan Documents not paid when due shall be added to principal and shall thereafter bear interest at the Default Interest Rate.

PLACE OF PAYMENT; NOTICES: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of Lender at the address designated in the Loan Agreement, or to such other place as Lender may from time to time direct by written notice to Borrower.

APPLICATION OF PAYMENTS: All payments made hereunder shall be made without defense or set-off for any debt or other claim which Borrower may assert against Lender. All payments received hereunder shall be applied in accordance with the provisions of the Loan Agreement.

AMOUNTS DUE: All amounts payable hereunder are payable by check, ACH payment or wire transfer in immediately available funds to the account number specified by Lender, in lawful money of the United States. At Lender’s option, Lender may charge the Borrower’s accounts for the interest accrued hereunder. Borrower agrees to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing the indebtedness evidenced hereby.

SECURITY: This Note is secured by a pledge of the Collateral as described in the Loan Documents and is entitled to the benefits of any and all Guaranties. Borrower hereby acknowledges, admits and agrees that Borrower’s obligations under this Note, the Loan Agreement and the other Loan Documents are full recourse obligations of Borrower to which Borrower pledges its full faith and credit.

DEFAULTS; REMEDIES: Upon the occurrence and continuation of any Event of Default under the Loan Agreement, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement. In such event, the Lender shall have all of the rights and remedies set forth in the Loan Agreement and the other Loan Documents. The failure to exercise any of the rights and remedies set forth in the Loan Agreement or the other Loan Documents shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by Lender of any payment which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies.

WAIVERS: The Borrower waives notice of demand, demand for payment, presentment for payment, protest, notice of nonpayment or dishonor, diligence, notice of intent to accelerate, notice of acceleration, and any and all other notices and demands of any kind. No failure on the part of the Lender or any other holder hereof to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or a consent thereto; nor shall a single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

TERMINOLOGY: Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note.

LOAN AGREEMENT: Reference is made to the Loan Agreement for provisions as to the Loan Documents, Loans, Collateral, fees, charges, remedies and other matters. If there is any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

HEADINGS: The headings in this Note are for convenience of reference only and shall not affect the meaning or interpretation of this Note or any provision hereof.

ATTORNEYS’ FEES AND COSTS: If the Lender incurs any loss, costs or expenses in enforcing or collecting this Note, in whole or in part, or enforcing any of the terms of any of the other Loan Documents, the Borrower agrees to pay all losses, costs and expenses so paid or incurred by Lender including, without limitation, attorneys’ fees and costs.

NON-PAYMENT OF FEES AND COSTS: All fees, costs and expenses as provided in this Note, the Loan Agreement and other Loan Documents not paid when due shall be added to principal and shall thereafter bear interest at the Default Interest Rate.

APPLICABLE LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND APPLICABLE FEDERAL LAW. THE PARTIES AGREE AND ACKNOWLEDGE THAT THIS NOTE WAS NEGOTIATED IN THE STATE OF TEXAS AND THE LOAN EVIDENCED HEREBY WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF TEXAS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHT TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE NOW OR HEREAFTER UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN BORROWER, LENDER OR ITS SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN BORROWER AND LENDER. BORROWER WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY BUYER WITH RESPECT TO THE LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS. THE PARTIES ACKNOWLEDGE THAT A RIGHT TO A JURY TRAIL IS A CONSTITUTIONAL RIGHT, THAT THEY HAVE HAD AN OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL, AND THAT THIS JURY WAIVER HAS BEEN ENTERED INTO KNOWINGLY AND VOLUNTARILY BY ALL PARTIES TO THIS NOTE, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

CONSENT TO JURISDICTION. BORROWER HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY TEXAS STATE OR FEDERAL COURT SITTING IN SAN ANTONIO, TEXAS WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS NOTE OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR FEDERAL COURT, (c) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO, AND (d) AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. IN ANY SUCH ACTION OR PROCEEDING, BORROWER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT ITS OFFICES SET FORTH IN THE LOAN AGREEMENT OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THE LOAN AGREEMENT. NOTWITHSTANDING THE FOREGOING, BORROWER CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE LENDER’S RIGHTS IN AND TO THE COLLATERAL AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

ASSIGNMENT: Lender reserves the right to sell, assign, transfer, negotiate, or grant participation interests in all or any part of this Note, or any interest in Lender’s rights and benefits hereunder.

LOST NOTE: In the event of the loss, theft, destruction or mutilation of this Note, upon request of Lender and submission of evidence reasonably satisfactory to the Borrower of such loss, theft, destruction or mutilation, and, in the case of any such loss, theft, or destruction, upon delivery of a bond or indemnity reasonably satisfactory to Borrower, or in the case of any such mutilation, upon surrender and cancellation of this Note, Borrower will issue a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

JOINT AND SEVERAL LIABILITY: Without limitation upon any provision of any other Loan Document, if more than one Person constitutes a Borrower pursuant to this Note, each such Person, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Persons constituting Borrowers, with respect to the payment and performance of all of the Loans and other Obligations evidenced by this Note, it being the intention of the undersigned that all of the Loans and other Obligations evidenced by this Note shall be the joint and several obligations of each of the undersigned without preferences or distinction among them.

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IN WITNESS WHEREOF, this Secured Promissory Note (Revolving Loans) has been duly executed and delivered by Borrower as of the day and year first above written.

BORROWER:

CLR ROASTERS, LLC

By:	/s/ Dave Briskie
Name:	Dave Briskie
Title:	President and CIO

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